PURCHASE AGREEMENT

     This Agreement entered into this 30th day of July, 2003 by and among FullCircle Registry, Inc., a corporation organized under the laws of the state of Nevada (hereinafter "Seller"), and the parties listed as Buyers on the attached signature page (hereinafter "Buyers").

     WHEREAS, Seller owns 100% of the outstanding stock of Paradigm Solutions Group, LLC, a Delaware limited liability company (the "Sub Shares"); and

     WHEREAS, Buyers own an aggregate of 6,000,000 shares of the Seller's common stock, $0.001 par value per share ("Insider Shares"); and

     WHEREAS, Buyers desire to purchase Paradigm Solutions Group, LLC and Seller desires to sell Paradigm Solutions Group, LLC; and

     WHEREAS, Buyers and Seller have entered into various contracts and have outstanding debts to each other; and WHEREAS, Buyers and Seller desire to terminate all outstanding contracts and settle all debts past, current, and due in the future.

     NOW, THEREFORE, in consideration of mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

SECTION 1. PURCHASE OF STOCK, TERMINATION OF CONTRACTS, AND WAIVER OF DEBT, COMPENSATION OWED AND FUTURE MONIES DUE

     1.1 PURCHASE. Seller agrees to sell to Buyers and Buyers agrees to purchase from Seller, on the terms and conditions set forth in this Agreement the Sub Shares in order to own Paradigm Solutions Group, LLC with all of its assets and liabilities.
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     1.2 TERMINATION OF CONTRACTS. Seller and Buyers hereby agree to terminate and henceforth waive the enforcement of all contracts, agreements and understandings, whether oral or written, including, but not limited to those listed hereto on Schedule A, entered into by and between FullCircle Registry, Inc., Paradigm Solutions Group, LLC, their present and past officers, directors, employees, W. Garriott Baker and the sales representatives listed on Schedule B on one hand and Superior Solutions Group, Inc., Superior Solutions Group, LLC, Paradigm Solutions Group, LLC, their past and present officers, directors, employees, Paul Crouse, Carmelo Zanfei and Christopher Rhodes on the other hand.

     Buyers further agree to release all representatives recruited by Seller listed on Schedule B from any and all obligations they may have under their Marketing Representative Agreement (or any other employment contract) with Paradigm Solutions Group, LLC. Within 48 hours of Closing, Buyers shall send termination letters to the Sellers listed on Schedule B, acknowledging that said representatives are immediately released from all obligations under their Marketing Representative Agreements (or any other similar employment contracts) and that Paradigm Solutions Group, LLC waives it right to enforce any obligations or covenants under said agreement.

     1.3 WAIVER OF DEBT, COMPENSATION AND ROYALTIES OWED. Seller and Buyers hereby agree to and henceforth waive the right to collect any and all outstanding debt, royalties and compensation currently or in the future owed, along with the right to collect any monies in the future under any contract referred to in Section 1.2.

     1.4 ASSUMPTION OF DEBT. Seller agrees to assume the following promissory notes:

          1) Note from Paul Crouse to pay George Harman in the amount of $50,000; and

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          2) Note from Carmelo Zanfei to pay Ike Boutwell in the amount of
          $50,000. Buyers represent and warrant that neither George Harman nor Ike Boutwell received an original promissory note.

SECTION 2. CONSIDERATION

     Upon Closing, Seller shall transfer to Buyers the Sub Shares and $40,000 by certified check or wire transfer and Buyers shall transfer to Seller the Insider Shares.

SECTION 3. PAYMENT OF CONSIDERATION

         The Insider Shares shall be delivered to the Seller as follows:

         At closing, Buyers shall cause to be delivered to Seller common stock certificates of the Seller in the aggregate amount of 6,000,000, comprised of the following shares:

  ------------------------------------------------------------------- ----------
  William Paul Crouse                                                 3,000,000
  ------------------------------------------------------------------- ----------
  Carmelo Zanfei                                                      3,000,000
  ------------------------------------------------------------------- ----------
           Total..............................................        6,000,000
  ------------------------------------------------------------------- ----------

SECTION 4.        REPRESENTATION OF SELLER

         Seller represents and warrants to Buyers as follows:

  4.1 CORPORATE EXISTENCE. Seller is now and on the date of closing will be a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada.

  4.2 AUTHORIZATION. The execution, delivery and performance of this Agreement have been duly authorized and approved by the Board of Directors of Seller, and this Agreement constitutes a valid and binding agreement of Seller in accordance with its terms.

  4.3 TITLE TO THE SUB SHARES. Seller holds good and marketable title to the Sub Shares, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens, pledges, charges or encumbrances.

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  4.4    BROKERS AND FINDERS. Seller has not employed any broker or finder in connection with the transaction contemplated by this Agreement or taken action that would give rise to valid claims against any party for a brokerage commission, finder's fee or other like payment.

  4.5 ACCURACY OF REPRESENTATIONS AND WARRANTIES. None of the representations or warranties of Seller contain or will contain any untrue statements of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading.

SECTION 5.        REPRESENTATIONS OF BUYERS

         Buyers, each jointly and severally, represents and warrants as follows:

  5.1 CORPORATE EXISTENCE. WPCJ Enterprises Inc. is now and on the date of closing will be a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware.

  5.2 AUTHORIZATION. The execution, delivery and performance of this Agreement have been duly authorized and approved by the Board of Directors of Buyers, if applicable, and this Agreement constitutes a valid and binding agreement of Buyers in accordance with its terms.

  5.3 BROKERS AND FINDERS. Buyers have not employed any broker or finder in connection with the transactions contemplated by this Agreement and have taken no action that would give rise to a valid claim against any party for a brokerage commission, finder's fee or other like payment.

  5.4 TITLE TO THE INSIDER SHARES. The Buyers hold good and marketable title to the Insider Shares, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of liens, pledges, charges or encumbrances.

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  5.5    ACCURACY OF REPRESENTATIONS AND WARRANTIES. None of the representations or warranties of Buyers contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the misstatements contained herein not misleading.

  5.6 INVESTMENT PURPOSES. Buyers are acquiring the Sub Shares for their own account, for investment purposes only and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Sub Shares, or any interest therein, for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing of such Sub Shares made in full compliance with all applicable provisions of the Securities Act of 1993 and the Securities Exchange Act of 1934, and the Rules and Regulations promulgated by the Securities and Exchange Commission thereunder, all as amended; and that such Sub Shares must be held indefinitely unless they are subsequently registered under the Act, or an exemption from such registration is available.

  5.7 SOPHISTICATED INVESTOR. Buyers have sufficient knowledge and experience of financial and business matters, are able to evaluate the merits and risks of purchasing such Sub Shares and have had substantial experience in previous private and public purchases of securities. SECTION 6. POST-CLOSING COVENANT.

  6.1 FURTHER ASSURANCES. After the Closing, at the request of either party, the other party shall execute, acknowledge and deliver, without further consideration, all such further assignments, conveyances, endorsements, deeds, powers of attorney, consents and other documents and take such other action as may be reasonably requested to consummate the transactions contemplated by this Agreement.

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SECTION 7.    INDEMNIFICATION AND SURVIVAL

  7.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement shall survive the closing of this Agreement, except that any party to whom a representation of warranty has been made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty which such party had knowledge prior to closing. Any party learning of a misrepresentation or breach of representation or warranty under this Agreement shall immediately give notice thereof to all other parties to this Agreement. The representations and warranties in this Agreement shall terminate two (2) years from the closing date, and such representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date.

  7.2    SELLERS INDEMNIFICATION.

          7.2.1 Seller hereby agrees to indemnify and hold Buyers, its successors and assigns harmless from and against:

      (1) Any and all damage or deficiency resulting from any material misrepresentation or breach of warranty or covenant, or nonfulfillment on the part of Seller under this agreement.

  7.3 BUYERS INDEMNIFICATION. Buyers, each jointly and severally, agree to defend, indemnify and hold harmless Seller from and against:

          7.3.1 Any and all claims, liabilities and obligations of every kind and description arising out of or related to the operation of the business of Paradigm Solutions Group, LLC;

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          7.3.2 Any and all damage or deficiency resulting from any material misrepresentation, breech of warranty or covenant, or nonfulfillment of any agreement on the part of Buyers under this agreement.

          7.3.3 Any and all claims, liabilities and obligations of every kind and description arising out of or related to the promissory notes referenced in
Section 1.4.

SECTION 8.    CLOSING

  8.1 TIME AND PLACE. This agreement shall be closed at the offices of Sichenzia Ross Friedman Ference LLP, 1065 Avenue of Americas, New York, NY 10018 on the 31st day of July, 2003, or such other time as the parties may agree in writing.

  8.2 OBLIGATIONS OF SELLER AT CLOSING. At the closing, Seller shall deliver to Buyers the following: 8.2.1 Stock certificates representing 100% of the outstanding shares of Paradigm Solutions Group, LLC.

          8.2.2 $40,000, either by certified check or wire transfer.

          8.2.3 Such other certificates and documents as may be called for by the provisions of this Agreement. 8.2.4 All property, papers and equipment belonging to Paradigm Solutions Group, LLC, including, but not limited to, cash in the Paradigm Solutions Group, LLC account in Louisville, Kentucky.

  8.3 OBLIGATIONS OF BUYERS AT CLOSING. At the closing Buyers shall delivery to Seller the following:

          8.3.1 Insider Shares pursuant to Section 4.1 of this Agreement.

          8.3.2 Return of any and all property, papers and equipment belonging to

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FullCircle Registry, including, but not limited to, the FullCircle Registry,
Inc. computer server ready for installation in the FullCircle Registry, Inc. office in Louisville, Kentucky, with all data for FullCircle Registry members in tack and useable in the same manner as when the server was removed from said office.

          8.3.3 Such other certificates and documents as may be called for by the provisions of this Agreement.

SECTION 9.        MISCELLANEOUS

  9.1 The provisions of this Agreement shall be binding upon and inure to the benefit of the heirs, personal representatives, successors, and assigns of the parties.

  9.2 Any notice or other communication required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified mail, return receipt requested, postage prepaid, addressed to the parties as follows:


SELLER:         FullCircle Registry, Inc.
                500 West Jefferson Street
                2310 PNC Plaza
                Louisville, Kentucky 40202
                Attn: W. Garriott Baker, President

With a copy to:

                Sichenzia Ross Friedman Ference LLP
                1065 Avenue of the Americas, 21st Floor
                New York, New York 10020
                Attn:  Gregory Sichenzia, Esq.

BUYERS:         WPCJ Enterprises Inc.
                5172 East 65th Street, Suite 105
                Indianapolis, Indiana 46220
                Attn:  Candra Crouse/Kathryn Zanfei

         All notices and other communications shall be deemed to be given at the expiration of three (3) days after the date of mailing. The addresses to which notices or other communications

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shall be mailed may be changed from time to time by giving written notice to the other parties as provided above.

     9.3 No waiver of any provision of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     9.4 This Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York.

     9.5 This Agreement constitutes the entire agreement between the parties and it supersedes all prior and contemporaneous agreements, representations, and understandings of the parties, whether oral or written. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all parties.

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     Witness the signatures of the parties this the 30th day of July, 2003.

SELLER:

FULLCIRCLE REGISTRY, INC.


BY:___________________________
Name:  W. Garriott Baker
Title:  President

BUYERS:

WPCJ ENTERPRISES INC.


BY:
   -----------------------------------------
Name:  Candra Crouse
Title:  President


William Crouse


Carmelo Zanfei


Christopher Rhodes

Solely with respect to Section 1.2, Termination of Contracts involving Superior Solutions Group, Inc. and Superior Solutions Group, LLC

SUPERIOR SOLUTIONS GROUP, INC.


BY:
   -----------------------------------------
Name:  Christopher Rhodes
Title:  President

SUPERIOR SOLUTIONS GROUP, LLC


BY:
   -----------------------------------------
Name:  Christopher Rhodes
Title:  Manager

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                                   SCHEDULE A

1) Agreement and Plan of Reorganization, dated as of October 10, 2002, by and among FullCircle Registry, Inc., Paradigm Solutions Group, LLC, Paul Crouse and Carmelo Zanfei

2) Independent Contractor Agreement, dated as of April 28, 2003, by and between Superior Solutions Group, Inc. and FullCircle Registry, Inc.

3) Independent Contractor Agreement, dated as of April 1, 2003, by and between Superior Solutions Group, LLC and FullCircle Registry, Inc.

4) Wholesale Agreement, dated as of July 11, 2002, by and between FullCircle Registry, Inc. and Paradigm Solutions Group, LLC

5) Non-Exclusive Licensing and Consulting Agreement, dated as of August 1, 2002, by and between Paradigm Solutions Group, LLC and FullCircle Registry, Inc.

6) Wholesale Agreement, dated as of January 10, 2003, by and between FullCircle Registry, Inc. and Superior Solutions Group, Inc.

7) Employment Agreement, dated as of July 1, 2002, by and between Paradigm Solutions Group, LLC and W. Garriott Baker.



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